UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04451

Legg Mason Special Investment Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

Item 1.  Report to Shareholders

Legg Mason

Special Investment Trust, Inc.

Investment Commentary and Annual Report to Shareholders March 31, 2009

ii	Investment Commentary

Legg Mason Special Investment Trust, Inc.

Total returns for the Fund for various periods ended March 31, 2009 are presented below, along with those of some comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Five Years	Ten Years	Since Inception
Without Sales Charges
Class A	N/A	N/A	N/A	N/A	–2.09%
Class C*	–2.62%	–41.99%	–11.34%	–0.82%	+8.11%
Class R	–2.49%	–41.78%	N/A	N/A	–31.14%
Financial Intermediary Class	–2.48%	–41.63%	N/A	N/A	–10.24%
Institutional Class	–2.33%	–41.36%	–10.40%	+0.23%	+7.19%
S&P MidCap 400 IndexA	–8.66%	–36.09%	–2.84%	+4.20%	+11.01%
Lipper Mid-Cap Core Funds Category AverageB	–8.16%	–38.09%	–4.15%	+2.85%	+8.03%

With Sales Charges
Class A	N/A	N/A	N/A	N/A	–7.75%
Class C*	–3.59%	–42.57%	–11.34%	–0.82%	+8.11%
Class R	–2.49%	–41.78%	N/A	N/A	–31.14%
Financial Intermediary Class	–2.48%	–41.63%	N/A	N/A	–10.24%
Institutional Class	–2.33%	–41.36%	–10.40%	+0.23%	+7.19%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Please note that Class A has been in existence for less than one year. Results for longer periods may differ, in some cases, substantially.

For performance data including the effects of sales charges, Class A shares reflect the deduction of a maximum initial sales charge of 5.75%, and Class C shares reflect the deduction of a contingent deferred sales charge of 1.00%, which applies if shares are redeemed within one year of purchase.

The inception dates of the A, C, R, Financial Intermediary and Institutional Classes are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively. The Index return is for the period beginning December 31, 1985. The Lipper return is for the

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	iii

period beginning December 31, 1985. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The expense ratios for the A, C, R, Financial Intermediary and Institutional Classes were 1.09%, 1.84%, 1.47%, 1.21% and 0.79%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and/or service fees, and other expenses.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

For the twelve months ended March 31, 2009, Class C shares of Legg Mason Special Investment Trust, Inc., excluding sales charges, returned -41.99%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Index, returned -36.09% for the same period. The Lipper Mid-Cap Core Funds Category Average returned -38.09% over the same time frame.

Special Investment Trust outperformed its relevant indices and peers during the first calendar quarter of 2009. The Fund’s Class C, excluding sales charges, returned -2.62%, which was ahead of its peer group, the Lipper Mid-Cap Core Funds, and the S&P MidCap 400 Index. The Fund also outperformed the Russell Midcap IndexC, which returned -8.98%, and the larger-cap S&P 500 IndexD, which returned -11.01%, over the same period.

It is probable that one of the biggest value cycles in history bottomed in late November 2008, which led to a coincident trough in Fund performance. This letter will outline the argument that we have seen this bottom by reviewing the Fund’s valuation-based strategy, briefly discussing absolute market valuation and then framing the cycle by looking at historic valuation spreads. These are all topics I have covered in previous letters. However, after witnessing economic and market history over the previous year, it’s critical for a valuation-centric manager to try to put the recent extreme events in context by looking at the long-term history.

Special Investment Trust’s Valuation-Driven Strategy — Buy the Best Probabilistic, Risk-Adjusted Returns. I’ll begin by briefly reviewing the Fund’s valuation-driven strategy. Essentially, we invest the Fund by buying companies we believe have intrinsic values greater than their current market values and waiting for those market values to converge with our estimated intrinsic values over time. This strategy has a goal of maximizing long-term, risk-adjusted returns as price and value inevitably converge in a long-run efficient market. For each company, we calculate a range of expected values using discounted free cash flow and accounting-based valuation metrics, which are stressed under various probability-driven scenarios. A key aspect of the process is that the analyst team and I want to be rigorous and systematic in our valuation analysis, while avoiding the siren song of false precision. To quote Charlie Munger, our goal is to be “approximately right, rather than precisely wrong.”

The Investment Commentary is not a part of the Annual Report to Shareholders.

iv	Investment Commentary

After we estimate a company’s valuation range, a stock becomes a potential Fund investment if it adds something to the portfolio. Specifically, we want a company that we believe will either improve the portfolio’s overall return or reduce its risk because the sources of its returns are different from the rest of the portfolio. On an ongoing basis, the analyst team and I actively screen for stocks that we find attractive, with the goal of maintaining relatively current values on a large number of mid-cap companies across market sectors. Having a healthy pipeline of targets allows us to capitalize on market volatility, rather than reacting emotionally or becoming analytically frozen during stressful situations or market environments. I think this continuous valuation discipline has been a key process advantage for us during recent market turmoil and this quarter showed it beginning to pay off.

Executing a “convergence strategy” as outlined above is not without challenges. Downside risk is not eliminated just because a stock has a high-expected return, despite common beliefs to the contrary. Essentially, the gap between price and intrinsic business value drives the Fund’s long-term returns, but does not mitigate downside risk, even when our assessment of expected values has a “positive skew,” or has more values that are higher than the current price than lower than the current price. The reason for this is that downside risk arises because stocks that are inexpensive are inexpensive for a reason, typically subject to some product, company, business model or industry uncertainty. This uncertainty means that our estimate of intrinsic value can be wrong because events actually destroy that value. Investor uncertainty in reaction to this can exacerbate the problem, typically blowing out the spread between market price and intrinsic value estimates in the short run. Compounding this is the fact that I also do not shy away from businesses with leverage — operating or financial — which has a tendency to exacerbate these negative effects when things go poorly, but increase upside significantly when things go well. Leverage increases upside, but often introduces downside in the form of changing the distribution of potential returns into a “left-tail” pattern, or a graph where the possibilities extend disproportionately to the left, including the possibility of zero — i.e., bankruptcy. We deal with this not by fleeing from this kind of risk but rather by properly framing the potential outcomes, both positive and negative, and investing when long-term market expectations are overly pessimistic, even where there is a chance of very negative outcomes. We view taking risk as inevitable — any strategy that argues otherwise often finds at some future point that there was risk that was not evident (like Long-Term Capital Management in its well-documented 1998 collapse.) Our goal for the Fund is to be rewarded for taking that risk in the form of earning excess risk-adjusted returns over the full cycle.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	v

While the Market Has Not Been Kind to Valuation-Driven Strategies for the Past Few Years, Recent Returns Are Encouraging. Recent market events show the downside from taking these risks, but are beginning to show the returns from sticking to that discipline when the environment inevitably normalizes. Periods of extreme economic and market stress are marked by violent divergences between price and value, as market expectations plummet. These are extremely difficult periods for valuation strategies, which typically severely underperform in early periods of economic downturns. However, it is possible to mitigate downside risk by tilting a portfolio toward “quality,” which are companies generally characterized as having high current returns on capital, low operating and financial leverage and which are fully financed and do not require capital markets to fund their operations. As discussed in the last quarter’s letter, rather than erring in following the valuation-driven discipline I have espoused above, I made a critical mistake in not focusing on more companies that both were attractively valued and were objectively higher quality going into the downturn. Avoiding “value traps,” or companies that appear cheap but because of low quality actually become materially impaired, is the biggest challenge for any investor in a downturn. The severity of this downturn, combined with a dramatic increase in policy decisions that also impaired value, meant we ended up owning many value traps, especially in Financials.

The offset to the recent turmoil is that the long-term return potential from valuation strategies is arguably at historic levels. We have paid the tuition and I have learned a tremendous amount; this quarter was about beginning to earn the returns from these lessons. Some market pundits argue that almost everything appears undervalued but, rather than just buying almost anything, I am more focused on what we believe to be the cheapest stocks in the market because of how violent this valuation cycle has been. Research brought to our attention by Nomura’s global quantitative group illustrates why I am doing this. Nomura’s team broke up the market into five groups (“quintiles”) based on price-to-book (“P/B”) ratioE and tracked performance over the recent crisis. We have replicated this analysis in the chart on the next page, and it shows that the cheapest 20% of stocks (represented as the lowest quintile in the chart on the next page) on P/B value got clobbered during the market panic. Some of these stocks will prove value traps and will never fully recover, but many of these companies will survive. For the survivors, the substantial gap between distressed market price and underlying intrinsic business value is so dramatic we believe it is almost mathematically impossible for value strategies not to lead as the economy and market recover. This has certainly been the case after the recent March lows, to our benefit. So if this is the case, then concentrating in the cheapest quintile should produce the best returns, which is where I am focused.

The Investment Commentary is not a part of the Annual Report to Shareholders.

vi	Investment Commentary

Source: Empirical Research Partners, Legg Mason Capital Management. The represented universe is of the S&P 500 Index and any other U.S. stocks that are in the top 750 companies by market capitalization. For illustrative purposes only. Past performance is no guarantee of future results.

Before concluding the value discussion, I do want to briefly comment on the market’s absolute return potential from a very long-term perspective. I would emphasize that on a near-term basis I can only guess where the market is going, and I certainly don’t know whether recent market strength is a so-called bear market rally — meaning just that the market will continue to trend down again after this brief respite — or something more positive and enduring. However, I do think it is very significant that investors have just suffered through the worst decade for real U.S. equity returns ever, according to Credit Suisse data. Looking back to 1850, the ten-year real compounding equity return for the U.S. stock market we have seen of -5.4% through March 2009 is the worst ever recorded. So, if you feel like the market has been more awful that you have ever seen, you are unfortunately correct.

The Worst Prior Returns Make for the Best Future Returns — Now Appears the Time to Focus on Valuation-Driven Strategies. Human nature being what it is, it is not surprising that after an extended period of awful realized equity returns that cash levels are at record levels and many investors have given up on the stock market. Ironically, this response is exactly what disciplined long-term investors should hope for, as fewer buyers mean better prices. It is fairly evident that the overall market is now reasonably cheap on various long-term valuation metrics. The simplest of value-investing beliefs is that if you want attractive long-term expected returns you should start with low valuations. Since, as I outlined above, I like to think about return potential in terms of ranges of possible outcomes, I have included a histogram on the following page from an excellent Credit Suisse research report, Possible Futures. The histogram, which uses data beginning in 1849, shows the returns of the total U.S.

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	vii

equity market that have followed previous ten-year cycles of negative returns. If history is any guide, long-term investors are now positioned to materially benefit from very low current investor expectations.

Source: Credit Suisse Market Focus, February 2009. For illustrative purposes only. Past performance is no guarantee of future results.

Of course, my job is to compound investor returns above the overall return of the market, and I try to do this with the valuation strategy articulated above. Measuring the relative return potential from an equity convergence strategy is most efficiently done by putting the cycle in context by graphing equity valuation spreads. I have included a current valuation spread chart from Empirical Research Partners below.

Source: Empirical Research Partners. For illustrative purposes only. Past performance is no guarantee of future results

The Investment Commentary is not a part of the Annual Report to Shareholders.

viii	Investment Commentary

This chart, which shows historical valuation spreadsF (defined as the difference between the average valuation of the cheapest 20% of the stocks in the market and the average valuation of the entire marketG), was the focus of my first fiscal quarter letter, so I will just update a few points:

•

When valuation spreads blew out, cheap stocks got cheaper in a very violent fashion, as price and intrinsic value diverge rapidly. Conversely, when spreads started to narrow, price and value tended to also converge in an equally violent fashion, as we have seen in recent weeks.

•

Valuation spreads typically peak during recessions, with the majority of excess relative returns from valuation strategies coming while the economy is still under stress — i.e., now. Basically, you have to be willing to buy when headlines are still awful.

•

This valuation cycle pushed spreads to the second highest peak ever, suggesting mathematically that relative returns to valuation strategies should be historically attractive. Not investing now could risk missing the opportunity of a lifetime.

•

Finally, in this cycle spreads peaked in late November and have compressed almost two standard deviations from the peak. Fortunately, Fund performance has been strong since spreads began compressing, with the Fund up over 50% on an absolute basis and almost 20% relative to mid-cap indices. As spreads continue to come in, I have confidence we are positioned to maximally benefit from this.

There Are Problems — The Four Trillion Dollar Debate and the Health of the Global Financial System. While I am optimistic about the returns available to valuation-driven strategies, it is important not to assume we can just invest based on spreads widening and tightening and everything will be okay. While every market cycle has similarities due to the fact that human behavior does not really change, each also has different core drivers which must be put into context to fully assess possible outcomes and maximize risk-adjusted returns. The last value cycle peak was obviously driven by the collapse of the technology/telecom/Internet bubble, and it set global cyclical stocks up for a huge run. This value cycle is being driven by a housing-led credit bubble, and its core nature as a credit bust creates some potential outcomes that are much scarier than with an equity bubble. While I believe we are positioned to do well, I am continuously monitoring this situation with the investment team in an effort to make sure we understand the nuance and don’t get swamped by exogenous shocks.

In particular, with this cycle we are faced with what I have labeled the “$4 Trillion Debate” — and the resolution of this debate is key to generating maximum returns. Four trillion dollars seems to be the current high-end estimate for total global credit losses from the current crisis. This is an incredible loss outcome that the “bears,” or those negative on the market, think is inevitable as the feedback loop of a financial

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	ix

system, forced to reduce leverage by selling assets and lower asset prices that actually make it hard to make any headway on this, pushes us into a global depression, similar to the 1930s. The bear’s confidence seems rooted in a belief that the credit markets, which are discounting a credit loss scenario worse than the Great Depression, are perfectly efficient, and are thus the best estimate of ultimate losses. This downside scenario has huge implications as it suggests a vast majority of global financial institutions will face insolvency, which would also push many non-financial companies into bankruptcy. This extreme confidence in credit market efficiency has ironically eroded investor confidence, as the rhetoric around bank nationalization took on a fevered pitch during the quarter. Fortunately, I think some of the more enlightened policymakers dampened the rhetoric, which helped restore some confidence to markets late in the quarter. I personally do not think credit markets are pricing long-term assets efficiently right now, and I certainly do not think a depression is an inevitable outcome.

I am confident that credit market prices are not right because these distressed credit assets are extremely illiquid and, therefore, very volatile in the short run. The massive wave of forced liquidations in this financial crisis, as assets were sold to reduce debt, reduced the value of assets, collapsing collateral values and begetting further liquidations. Rinse, repeat. As a result, marginal pricing of distressed credit assets was not being made by reasoned assessments of long-term cash flows and expected long-term losses, but by a panicked or forced selling in a market that was de-risking simultaneously. This is best represented by evidence that, despite being up to date on payments and having actual cash flows, a large number of fixed-income investments are trading at significant discounts to par. I think this process priced a massive illiquidity premium into the credit market, which will unwind as market confidence is slowly restored and markets start to normalize. A declining illiquidity premium will raise asset values and lower expected credit losses. To be sure, realized losses will still be massive and likely measured in the trillions. However, with many assets priced for a depression outcome, I believe distressed value investors in credit and equity markets should do extremely well.

I do not think a depression is an inevitable outcome, because I think policymakers finally realized that the solvency of the entire financial system was in question and that asset values had to be stabilized. The result has been an unprecedented global fiscal and monetary policy response, which is multiples more aggressive than enacted during the Great Depression. This aggressive policy should start to stabilize demand and push back on deflationary drivers. Even if consumer demand does not recover in the near term, industrial production is running well below this currently-depressed end demand as inventory is liquidated. This should set the economy up for a classic inventory restocking, which I believe will be positive for economic growth and could set up a sustained economic recovery. This is often how classic economic cycles work, and

The Investment Commentary is not a part of the Annual Report to Shareholders.

x	Investment Commentary

despite the magnitude and duration of this downturn, there is evidence that an inventory recovery cycle may be underway.

The Future May Not Be as Dreary as It Seems Today, Which Would Mean Even Better Future Returns Ahead. It is even possible that economic growth could be quite strong in the early part of a recovery. Many measures of economic activity have fallen to a very low current base, and certainly well below long-term trends. As a result, the denominator of economic activity has shrunken dramatically, making it easier to generate big percentage moves off the bottom. This could set up near-term newspaper headlines that surprise people, especially the extreme bears, even though it’s just simple math. The challenge will be sustaining the recovery, as the gap between current consumer demand and the structural production supply base is large. Essentially, the global financial crisis and severe global recession have dug a big hole for the economy to climb out of, and, in my opinion, it will not be a quick journey back to full-out reflationH.

If this does come to pass, we believe our disciplined adherence to a valuation-driven strategy will pay dividends. Given the consistency of our valuation process and the continued distressed market environment, the Fund’s strategy has not changed materially over the last few quarters. I am primarily focused on maximizing the potential returns from the value cycle by systematically targeting the cheapest mid-cap stocks the investment team can find across the market.

The cheapest stocks, in my opinion, are the ones whose ability to survive the downturn is being questioned by investors. The Fund does have exposure to some of these distressed situations, but we are explicitly targeting companies that we think will survive all but the most drastic economic scenarios. I am also closely managing each individual security’s position size and the Fund’s aggregate exposure. This deep value aspect of the Fund’s strategy has worked extremely well since late November.

The Fund’s largest exposure, however, is to companies that are priced for negative or minimal long-term growth that I think will actually grow over the long term. This strategy of seeking long-term growth options at very cheap prices or even for free has kept Technology stocks as the largest Fund sector exposure. In general, the Fund’s Technology stocks have strong balance sheets, no pension obligations, attractive returns on capital and free cash flow yields above the market. This is an example of where quality and valuation can actually come in the same package. This strategy has also worked very well since late November.

Finally, I think that capital spending decisions that are being made during the downturn could determine some of the long-term winners and new market leadership in a sustained market recovery. Many industries are dramatically restructuring, consolidating and investing in a historically conservative manner in reaction to severe economic contraction. The resulting capital spending cycle should result in materially improved long-term fundamentals for the surviving companies. Some specific examples of this capital cycle strategy are the Fund’s positions in Airlines, specific Technology

The Investment Commentary is not a part of the Annual Report to Shareholders.

Investment Commentary	xi

niches and Insurance overall. Returns here have been more mixed so far, but stock prices are unlikely to converge with our estimated business value until the underinvestment becomes evident in the form of visible and indisputable pricing power, which will take more time.

In closing, just as the Federal government is currently stress-testing the banks, the analyst team and I have been stress-tested by the past year’s historic market. We made some mistakes and we have learned a lot from them. I realize that I have my work cut out for me in rebuilding investor confidence, as do capital markets and long-term investing in general. However, these low investor expectations should lead to attractive long-term returns for the reasons I outlined earlier, and I think we are near a generational low for investor’s expectations for future U.S. stock market returns. I am encouraged that the Fund is positioned to make the most of this historic opportunity for long-term value investors, as evidenced by the good performance from the bottom of the value cycle in late November. I’m also confident that the investment team that supports this Fund has never been stronger. During the past year’s market turmoil, the team never lost focus, never quit learning and never stopped looking for new opportunities. As a result, we took advantage of the market’s panic rather than succumbing to it.

Thanks for your continued interest and support.

Samuel M. Peters, CFA

April 24, 2009

The Investment Commentary is not a part of the Annual Report to Shareholders.

xii	Investment Commentary

Investment risks: All investments are subject to risk, including the loss of principal. Past performance is no guarantee of future results. The Fund may use leverage, which may increase volatility and the possibility of loss. Investments in small-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Smaller companies may have limited product lines, markets or financial resources. High-yield bonds involve greater credit and liquidity risk than investment grade bonds.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. Please see the Fund’s prospectus for more information on these and other risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Special Investment Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Special Investment Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Please note that an investor cannot invest directly in an index.

A	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Mid-Cap Core Funds Category Average is comprised of the Fund’s peer group of mutual funds.

C

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

D	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

E	The price-to-book ratio (“P/B”) is a stock’s price divided by the stock’s per share book value.

F	Valuation metrics including price-to-book, price-to-earnings and free cash flow yield are used to establish company values.

G	The largest 1,000 U.S. stocks by market capitalization.

H

Reflation is a fiscal or monetary policy, designed to expand a country’s output and curb the effects of deflation. Reflation policies can include reducing taxes, changing the money supply and lowering interest rates.

N/A – Not applicable

The Investment Commentary is not a part of the Annual Report to Shareholders.

Annual Report to Shareholders

Legg Mason

Special Investment Trust, Inc.

March 31, 2009

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Special Investment Trust’s annual report for the twelve months ended March 31, 2009.

Total returns, excluding sales charges, for periods ended March 31, 2009 are:

	Three Months	Six Months	Twelve Months
Class C*	–2.62%	–34.24%	–41.99%
Class R	–2.49%	–34.12%	–41.78%
Financial Intermediary Class	–2.48%	–34.04%	–41.63%
Institutional Class	–2.33%	–33.87%	–41.36%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sale charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

2	Annual Report to Shareholders

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended March 31, 2009 are included in this report.

Many Class A and Class C shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

On behalf of the Board and the entire team at Legg Mason, we appreciate your support.

Sincerely,
Mark R. Fetting Chairman	David Odenath President

May 19, 2009

Annual Report to Shareholders	3

Management’s Discussion of Fund Performance

Legg Mason Special Investment Trust, Inc.

Total returns, excluding sales charges, for the Fund for periods ended March 31, 2009 are presented below, along with those of comparative indices:

	Six Months	One Year
Class C*	–34.24%	–41.99%
Class R	–34.12%	–41.78%
Financial Intermediary Class	–34.04%	–41.63%
Institutional Class	–33.87%	–41.36%
S&P MidCap 400 IndexA	–32.00%	–36.10%
Lipper Mid-Cap Core Funds Category AverageB	–31.41%	–38.09%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized

Performance of Class A shares is not shown because this share class commenced operations on February 3, 2009.

* Prior to February 1, 2009, Class C was known as the Primary Class. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1.00% for shares purchased by investors on and after that date and redeemed within one year of purchase.

The stock market experienced one of the worst twelve-month periods in history during the fiscal year ended March 31, 2009, as all of the major U.S. market indices posted declines in excess of 32%. The decline persisted with little respite throughout the year, as the widely followed Dow Jones Industrial Average (“DJIA”)C and S&P 500 IndexD both registered declines in all four quarters of the fiscal year. Value-based investment styles were especially hard hit during the year, as the Russell 1000 Value IndexE underperformed the S&P 500 Index by more than four percentage points and also underperformed the Russell 1000 Growth IndexF by over eight percentage points.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Special Investment Trust, Inc.

Equity returns for the year ended March 31, 2009 are shown below:

Total ReturnsG
12 Months
S&P 500 Index	–38.09%
DJIA	–35.94%
NASDAQ Composite IndexH	–32.25%
S&P MidCap 400 Index	–36.09%
Russell 2000 IndexI	–37.50%
Dow Jones Wilshire 5000 IndexJ	–37.96%
S&P 100 IndexK	–36.68%
Russell 1000 Growth Index	–34.28%
Russell 1000 Value Index	–42.42%

The recession that began in the fourth calendar quarter of 2007 deepened throughout 2008, and, in September, morphed into a full blown financial crisis following the nationalization of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. Credit markets froze up, credit spreads widened to multi-decade highs and financial markets worldwide went into a freefall. Financial stocks were at the epicenter of the crisis and were especially hard hit, with the S&P 500 Financial IndexL down 63.03% for the fiscal year. The breathtaking declines in the financial markets in the fall of 2008 stunned both business leaders and consumers, alike, causing a sharp drop in economic activity, as U.S. gross domestic product (“GDP”)M fell 6.3% in the last three months of 2008, its largest quarterly drop since 1982. Financial markets appeared for a time to have bottomed in late November 2008 and rallied more than +20% off their lows into the early days of the new year. Markets turned down again in 2009 as questions arose about the financial soundness of the major U.S. banks, and the equity market made a new low in early March 2009. After a few missteps and false starts, the monetary and fiscal responses by the U.S. government to the financial crisis has been without precedent in the post-WWII era. The Obama Administration, together with the U.S. Department of the Treasury, the Federal Reserve Board (“Fed”)N and the U.S. Congress, has implemented a broad range of monetary and fiscal measures designed to stabilize the financial markets, unfreeze the credit markets and get the U.S. economy growing again. Economic prospects remain highly uncertain, but some improvement in credit conditions and the recent rally in the financial markets offer tentative hope that the worst of the recession and the market decline may be behind us.

For the twelve months ended March 31, 2009, Class C shares of Legg Mason Special Investment Trust Inc., excluding sales charges, returned -41.99%. The Fund’s

Annual Report to Shareholders	5

unmanaged benchmark, the S&P MidCap 400 Index, returned -36.09% for the same period. The Lipper Mid-Cap Core Funds Category Average returned -38.09% over the same time frame.

Exposure to the Financials sector cost the Fund during the last twelve months, with declines in XL Capital Ltd., Assured Guaranty Ltd., Freddie Mac and Downey Financial Corp. impacting performance negatively due to the financial crisis and the dislocations caused by the problems at major banks. The ripple effects of the Financials’ decline also negatively impacted the Fund’s exposure to discretionary industries, including airlines like Continental Airlines Inc. and travel-services company Expedia Inc. In addition, as corporations began to cut back on expenses, consulting firm Corporate Executive Board Co. was hit hard. However, the Fund garnered support from its exposure to counter-cyclical for-profit educator Career Education Corp., as investors flocked to gain a stake in a company that would benefit from higher unemployment. Other stocks that were a source of strength, include Energy Conversion Devices Inc., which had strong relative performance in mid-2008 due to a faster-than-expected solar ramp, and chip stocks Jabil Circuit Inc. and Marvell Technology Group Ltd., which beat the market return after precipitous falls left the names undervalued. The Fund also benefited from acquisitions of several positions over the last year, with CNET Networks Inc. going to CBS for a sizeable premium and Advanced Medical Optics, Inc. getting a 150% premium when it sold itself to Abbott Laboratories.

Samuel M. Peters, CFA

Legg Mason Capital Management, Inc.

April 24, 2009

Portfolio holdings and breakdowns are as of March 31, 2009 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Hatteras Financial Corp. (5.0%), Assured Guaranty Ltd. (3.6%), Red Hat Inc. (3.4%), Marvell Technology Group Ltd. (3.2%), Take-Two Interactive Software Inc. (3.1%), Paychex Inc. (3.1%), WellPoint Inc. (3.1%), Mercadolibre Inc. (3.0%), Quanta Services Inc. (2.9%) and Lennar Corp. (2.8%). Please refer to pages 17 through 21 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice

6	Annual Report to Shareholders

Management’s Discussion of Fund Performance — Continued

Legg Mason Special Investment Trust, Inc.

regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of March 31, 2009 were: Information Technology (26.9%), Financials (21.8%), Health Care, (13.9%), Consumer Discretionary (11.4%) and Industrials (7.7%). The Fund’s portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

A	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

B

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 370 funds for the six-month period and among the 358 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

C

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

D	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

E

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

F	The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

G	Source: Bloomberg

H	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

I

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

J	The Dow Jones Wilshire 5000 Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data.

K	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

L	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and fifty-three financial companies, calculated monthly with dividends reinvested at month end.

M	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

N

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Annual Report to Shareholders	7

Expense Example

Legg Mason Special Investment Trust, Inc.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sale charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

For Class C†, Class R, Financial Intermediary Class and Institutional Class shares, the example is based on an investment of $1,000 invested on October 1, 2008 and held through March 31, 2009; For Class A shares, the example is based on an investment of $1,000 invested on February 3, 2009 (commencement of operations) and held through March 31, 2009. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table on the next page provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Because the example is intended to be comparable to the examples provided by other funds, it is based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009 for each class, even though the Class A shares did not begin operations until February 3, 2009. The ending values assume dividends were reinvested at the time they were paid.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).

†	On February 1, 2009, Primary Class shares were renamed Class C shares.

8	Annual Report to Shareholders

Expense Example — Continued

Therefore, the second line for each class of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (See footnote below)		Ending Account Value 3/31/09	Expenses Paid During the Period (See footnote below)
Class A:
Actual	$1,000.00	A	$979.10	$1.72	B
Hypothetical (5% return before expenses)	1,000.00	C	1,019.30	5.69	D
Class C†:
Actual	$1,000.00	C	$657.60	$7.60	D
Hypothetical (5% return before expenses)	1,000.00	C	1,015.76	9.25	D
Class R:
Actual	$1,000.00	C	$658.80	$6.45	D
Hypothetical (5% return before expenses)	1,000.00	C	1,017.15	7.85	D
Financial Intermediary Class:
Actual	$1,000.00	C	$659.60	$5.46	D
Hypothetical (5% return before expenses)	1,000.00	C	1,018.35	6.64	D
Institutional Class:
Actual	$1,000.00	C	$661.30	$3.31	D
Hypothetical (5% return before expenses)	1,000.00	C	1,020.94	4.03	D

†	On February 1, 2009, Primary Class shares were renamed Class C shares.

A	Beginning account value is as of February 3, 2009 (commencement of operations).

B

This calculation is based on expenses incurred from February 3, 2009 (commencement of operations) to March 31, 2009. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio of 1.13% for Class A shares, multiplied by the average values over the period, multiplied by the number of days in the fiscal period (56) and divided by 365.

C	Beginning account value is as of October 1, 2008.

D

These calculations are based on expenses incurred from October 1, 2008 to March 31, 2009. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 1.13%, 1.84%, 1.56%, 1.32% and 0.80% for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class shares, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal period (182) and divided by 365.

Annual Report to Shareholders	9

Performance Information

Fund Performance

Average Annual Total ReturnsA
	Without Sales ChargesB
	Class A		Class CC	Class R	Financial Intermediary Class	Institutional Class
Twelve Months Ended 3/31/09	N/A		–41.99%	–41.78%	–41.63%	–41.36%
Five Years Ended 3/31/09	N/A		–11.34	N/A	N/A	–10.40
Ten Years Ended 3/31/09	N/A		–0.82	N/A	N/A	0.23
Inception* through 3/31/09	–2.09	†	8.11	–31.14	–10.24	7.19

	With Sales ChargesD
	Class A		Class CC	Class R	Financial Intermediary Class	Institutional Class
Twelve Months Ended 3/31/09	N/A		–42.57%	–41.78%	–41.63%	–41.36%
Five Years Ended 3/31/09	N/A		–11.34	N/A	N/A	–10.40
Ten Years Ended 3/31/09	N/A		–0.82	N/A	N/A	0.23
Inception* through 3/31/09	–7.75	†	8.11	–31.14	–10.24	7.19

Cumulative Total ReturnsA
Without Sales ChargesB
Class A (Inception date of 2/3/09 through 3/31/09)	–2.09%
Class CC (3/31/99 through 3/31/09)	–7.87
Class R (Inception date of 12/28/06 through 3/31/09)	–56.89
Financial Intermediary Class (Inception date of 7/30/04 through 3/31/09)	–39.61
Institutional Class (3/31/99 through 3/31/09)	2.32

†	Not Annualized.

A

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

B

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. On February 1, 2009, the Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

C	On February 1, 2009, Primary Class shares were renamed Class C shares.

D

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Financial Intermediary Class and Institutional Class shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively.

10	Annual Report to Shareholders

Performance Information — Continued

Legg Mason Special Investment Trust, Inc.

The graphs on the following pages compare the Fund’s Class CA, Class R, Financial Intermediary Class and Institutional Class shares total returns to that of the S&P MidCap 400 Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in Class CA shares and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class shares, respectively, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market Index do not include any transaction costs associated with buying and selling portfolio securities in the Index or other administrative expenses. Due to the limited operating history of Class A, a performance graph is not presented.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the Index’s results assume the reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Annual Report to Shareholders	11

Growth of a $10,000 Investment — Class CA Shares

Hypothetical illustration of $10,000 invested in Class C shares on March 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sale charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

12	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Class R Shares

Hypothetical illustration of $1,000,000 invested in Class R shares on December 28, 2006 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sale charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	13

Growth of a $1,000,000 Investment — Financial Intermediary Class Shares

Hypothetical illustration of $1,000,000 invested in Financial Intermediary Class shares on July 30, 2004 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sale charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class Shares

Hypothetical illustration of $1,000,000 invested in Institutional Class shares on March 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2009. The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.leggmason.com/individualinvestors.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance would have been lower if fees and expenses had not been waived and/or reimbursed in various periods. Performance for other share classes will vary due to differences in sale charge structure and class expenses.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report to Shareholders	15

Portfolio Composition (As of March 31, 2009)A

(As a percentage of the portfolio)

Top Ten Holdings (As of March 31, 2009)

Security	% of Net Assets
Hatteras Financial Corp.	5.0%
Assured Guaranty Ltd.	3.6%
Red Hat Inc.	3.4%
Marvell Technology Group Ltd.	3.2%
Take-Two Interactive Software Inc.	3.1%
Paychex Inc.	3.1%
WellPoint Inc.	3.1%
Mercadolibre Inc.	3.0%
Quanta Services Inc.	2.9%
Lennar Corp.	2.8%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

16	Annual Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceA

Strongest performers for the year ended March 31, 2009B
1.	Career Education Corp.	88.7%
2.	Hatteras Financial Corp.	19.6%
3.	Alkermes Inc.	3.0%
4.	Red Hat Inc.	–3.1%
5.	Quanta Services Inc.	–6.7%
6.	WellPoint Inc.	–14.7%
7.	Analog Devices Inc.	–32.2%
8.	Nalco Holding Co.	–37.7%
9.	National Semiconductor Corp.	–42.6%
10.	Marine Harvest	–45.6%

Weakest performers for the year ended March 31, 2009B
1.	XL Capital Ltd.	–78.8%
2.	Chimera Investment Corp.	–70.0%
3.	SLM Corp.	–67.2%
4.	Harley-Davidson Inc.	–62.7%
5.	Lenovo Group Ltd.	–62.5%
6.	Corporate Executive Board Co.	–61.3%
7.	Lennar Corp.	–58.8%
8.	Expedia Inc.	–58.6%
9.	NII Holdings Inc.	–52.7%
10.	Zimmer Holdings Inc.	–49.9%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Copart Inc.	Advanced Medical Optics Inc.
DealerTrack Holdings Inc.	Electronic Arts Inc.
Euronet Worldwide Inc.	Helix Energy Solutions Group Inc.
Hartford Financial Services Group Inc.	Juniper Networks, Inc.
KKR Financial Holdings LLC	MGIC Investment Corporation
MGIC Investment Corporation	Medicis Pharmaceutical Corporation
Medicis Pharmaceutical Corporation	Reliant Energy Inc.
MetLife Inc.	State Street Corp.
J.C. Penney Co. Inc.	Thornburg Mortgage Inc.
PetroHawk Energy Corp.
Sprint Nextel Corp.
United Therapeutics Corp.
Waters Corp.

A	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
B	Securities held for the entire year.

Annual Report to Shareholders	17

Portfolio of Investments

Legg Mason Special Investment Trust, Inc.

March 31, 2009

	Shares/Par	Value

Common Stocks and Equity Interests — 96.4%

Consumer Discretionary — 11.4%
Automobiles — 1.3%
Harley-Davidson Inc.	700,000	$9,373,000

Diversified Consumer Services — 1.6%
Career Education Corp.	500,000	11,980,000	A

Hotels, Restaurants and Leisure — 2.2%
International Game Technology	1,800,000	16,596,000

Household Durables — 2.8%
Lennar Corp.	2,800,000	21,028,000

Internet and Catalog Retail — 1.9%
Expedia Inc.	1,500,000	13,620,000	A

Multiline Retail — 1.6%
J.C. Penney Co. Inc.	600,000	12,042,000

Consumer Staples — 1.8%
Food Products — 1.8%
Marine Harvest	42,000,000	13,271,412	A,D

Energy — 4.8%
Energy Equipment and Services — 1.9%
Exterran Holdings Inc.	900,000	14,418,000	A

Oil, Gas and Consumable Fuels — 2.9%
Cimarex Energy Co.	450,000	8,271,000
PetroHawk Energy Corp.	675,000	12,980,250	A

		21,251,250

Financials — 21.8%
Capital Markets — 3.3%
Fortress Investment Group LLC	1,600,000	4,016,000
Heckmann Corp.	2,500,000	12,050,000	A
SEI Investments Co.	700,000	8,547,000

		24,613,000

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Financials — Continued
Consumer Finance — 1.1%
SLM Corp.	1,700,000	$8,415,000	A

Diversified Financial Services — 0.2%
KKR Financial Holdings LLC	1,900,000	1,691,000

Insurance — 11.1%
Assured Guaranty Ltd.	4,000,000	27,080,000
Genworth Financial Inc.	1,728,600	3,284,340
Hartford Financial Services Group Inc.	900,000	7,065,000
Max Capital Group Ltd.	750,000	12,930,000
MetLife Inc.	200,000	4,554,000
Prudential Financial Inc.	600,000	11,412,000
Syncora Holdings Ltd.	4,202,041	1,050,510	A,B
XL Capital Ltd.	2,800,000	15,288,000

		82,663,850

Real Estate Investment Trusts (REITs) — 6.1%
Chimera Investment Corp.	2,250,000	7,560,000
Hatteras Financial Corp.	1,500,000	37,485,000

		45,045,000

Health Care — 13.9%
Biotechnology — 4.6%
Alkermes Inc.	1,450,000	17,588,500	A
United Therapeutics Corp.	250,000	16,522,500	A

		34,111,000

Health Care Equipment and Supplies — 3.8%
Mindray Medical International Ltd. – ADR	725,000	13,419,750
Zimmer Holdings Inc.	400,000	14,600,000	A

		28,019,750

Health Care Providers and Services — 3.0%
WellPoint Inc.	600,000	22,782,000	A

Annual Report to Shareholders	19

	Shares/Par	Value

Health Care — Continued
Life Sciences Tools and Services — 2.5%
Affymetrix Inc.	1,700,000	$5,559,000	A
Waters Corp.	350,000	12,932,500	A

		18,491,500

Industrials — 7.7%
Airlines — 3.4%
Continental Airlines Inc.	2,000,000	17,620,000	A
UAL Corp.	1,700,000	7,616,000	A

		25,236,000

Commercial Services and Supplies — 0.3%
Copart Inc.	81,000	2,402,460	A

Construction and Engineering — 2.9%
Quanta Services Inc.	1,000,000	21,450,000	A

Professional Services — 1.1%
Corporate Executive Board Co.	600,000	8,700,000

Information Technology — 26.9%
Computers and Peripherals — 0.9%
Lenovo Group Ltd.	30,000,000	6,981,998	D

Internet Software and Services — 7.9%
DealerTrack Holdings Inc.	725,000	9,497,500	A
eBay Inc.	1,600,000	20,096,000	A
Mercadolibre Inc.	1,200,000	22,260,000	A
Rackspace Hosting Inc.	1,000,000	7,490,000	A

		59,343,500

IT Services — 4.5%
Euronet Worldwide Inc.	800,000	10,448,000	A
Paychex Inc.	900,000	23,103,000

		33,551,000

20	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Special Investment Trust, Inc. — Continued

	Shares/Par	Value

Information Technology — Continued
Semiconductors and Semiconductor Equipment — 7.1%
Analog Devices Inc.	750,000	$14,452,500
Marvell Technology Group Ltd.	2,600,000	23,816,000	A
National Semiconductor Corp.	1,400,000	14,378,000

		52,646,500

Software — 6.5%
Red Hat Inc.	1,400,000	24,976,000	A
Take-Two Interactive Software Inc.	2,800,000	23,380,000

		48,356,000

Materials — 2.8%
Chemicals — 2.8%
Nalco Holding Co.	1,600,000	20,912,000

Telecommunication Services — 3.5%
Wireless Telecommunication Services — 3.5%
NII Holdings Inc.	900,000	13,500,000	A
Sprint Nextel Corp.	3,500,000	12,495,000	A

		25,995,000

Utilities — 1.8%
Independent Power Producers and Energy Traders — 1.8%
Calpine Corp.	2,000,000	13,620,000	A

Total Common Stocks and Equity Interests (Cost — $1,002,323,773)		718,606,220

Corporate Bonds and Notes — N.M.
Financials — N.M.
Thrifts & Mortgage Finance — N.M.
Downey Financial Corp.	6.500%	7/1/14	$44,100,000	4,410	C

Total Corporate Bonds and Notes (Cost — $32,314,449)				4,410

Annual Report to Shareholders	21

	Shares/Par	Value

Preferred Stocks — 2.7%

Health Care — 2.7%
Biotechnology 1.3%
BG Medicine Inc.	1,538,462	$10,000,003	B,D,E

Health Care Equipment and Supplies — 1.4%
Super Dimension Ltd.	256,650	5,500,010	B,D,E
Super Dimension Ltd.	209,986	4,500,000	B,D,E

Total Preferred Stocks (Cost — $20,000,012)		20,000,013
Repurchase Agreements — 0.9%
Goldman Sachs & Co. 0.10%, dated 3/31/09, to be repurchased at $3,344,330 on 4/1/09 (Collateral: $3,105,000 Federal Home Loan Bank Bonds, 4.750%, due 12/16/16, value $3,430,883)	$3,344,321	3,344,321
JPMorgan Chase & Co. 0.12%, dated 3/31/09, to be repurchased at $3,344,332 on 4/1/09 (Collateral: $3,458,000 Freddie Mac Notes 4.050% due 9/25/13, value $3,514,901)	$3,344,321	3,344,321

Total Repurchase Agreements (Cost — $6,688,642)		6,688,642
Total Investments — 100.0% (Cost — $1,061,326,876)F		745,299,285
Other Assets Less Liabilities — N.M.		154,961

Net Assets — 100.0%		$745,454,246

N.M. Not Meaningful.

A	Non-income producing.

B

As defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2009, the total value of Affiliated Companies was $21,050,523, and the cost was $30,386,161.

C	Bond is in default as of March 31, 2009.

D	Security is value in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

E	Illiquid security.

F	At March 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$58,500,438
Gross unrealized depreciation	(386,913,455)

Net unrealized depreciation	$(328,413,017)

See notes to financial statements.

22	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Special Investment Trust, Inc.

March 31, 2009

Assets:
Investment securities, at value:
Affiliated companies (Cost – $30,386,161)		$21,050,523
Non-affiliated companies (Cost – $1,024,252,073)		717,560,120
Short-term securities at value (Cost – $6,688,642)		6,688,642
Receivable for securities sold		3,585,166
Receivable for fund shares sold		524,498
Dividends and interest receivable		482,271

Total assets		749,891,220
Liabilities:
Payable for fund shares repurchased	$1,678,277
Payable for securities purchased	1,265,148
Accrued distribution and service fees	491,827
Accrued management fee	369,512
Accrued expenses	632,210

Total liabilities		4,436,974

Net Assets		$745,454,246

Net assets consist of:
Accumulated paid-in-capital		$1,513,582,970
Undistributed net investment income		110,738
Accumulated net realized loss on investments and foreign currency transactions		(452,211,852)
Net unrealized depreciation of investments and foreign currency transactions		(316,027,610)

Net Assets		$745,454,246

Net Asset Value Per Share:
Class A (and redemption price) (1,674,494 shares outstanding)		$14.53
Class CA,B (42,101,571 shares outstanding)		$14.52
Class R (and redemption price) (502,859 shares outstanding)		$18.38
Financial Intermediary Class (and redemption price) (389,029 shares outstanding)		$18.49
Institutional Class (and redemption price) (4,949,902 shares outstanding)		$18.84
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sale charge of 5.75%)		$15.42

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment.

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Operations

Legg Mason Special Investment Trust, Inc.

For the Year Ended March 31, 2009

Investment Income:
Dividends:
Affiliated companies	$8,648,094
Non-affiliated companies	13,040,534
Interest	1,646,830

Total income		$23,335,458
Expenses:
Management fees	9,464,268
Distribution and service fees:
Class AA	8,927
Class CB	11,669,480
Class R	73,514
Financial Intermediary Class	42,955
Custodian fees	188,003
Directors’ fees and expenses	110,931
Audit and legal fees	104,840
Registration fees	92,101
Reports to shareholders:
Class AA	1,500
Class CB	297,720
Class R	1,325
Financial Intermediary Class	1,628
Institutional Class	14,917
Transfer agent and shareholder servicing expense:
Class AA	1,953
Class CB	612,510
Class R	31,895
Financial Intermediary Class	34,983
Institutional Class	41,706
Other expenses	136,891

	22,932,047
Less: Expenses waived and/or expenses reimbursed	(141,525)
Compensating balance credits	(513)

Net expenses		22,790,009

Net Investment Income		545,449
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized loss on:
Investments	(451,535,803)
Foreign currency transactions	(29,301)

		(451,565,104	)C
Change in unrealized appreciation/(depreciation) of:
Investments	(183,703,248)
Foreign currency transactions	(21)

		(183,703,269)

Net Realized and Unrealized Loss on Investments		(635,268,373)
Change in Net Assets Resulting From Operations		$(634,722,924)

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.
C	Included $(60,912,758) of net realized loss on the sale of shares of Affiliated companies.

See notes to financial statements.

24	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Special Investment Trust, Inc.

	For the Years Ended March 31,
	2009	2008
Change in Net Assets:
Net investment income (loss)	$545,449	$(29,808,698)
Net realized gain/(loss)	(451,565,104)	264,057,498
Change in unrealized appreciation/(depreciation)	(183,703,269)	(1,163,759,090)
Change in net assets resulting from operations	(634,722,924)	(929,510,290)
Distributions to shareholders from:
Net realized gain on investments:
Class CA	—	(404,352,400)
Class R	—	(1,097,604)
Financial Intermediary Class	—	(6,848,534)
Institutional Class	—	(31,990,688)
Change in net assets from fund share transactions:
Class AB	25,173,685	—
Class CA	(576,017,747)	(414,797,202)
Class R	(972,528)	24,590,548
Financial Intermediary Class	(12,058,968)	(14,774,163)
Institutional Class	(34,066,902)	26,513,260
Change in net assets	(1,232,665,384)	(1,752,267,073)
Net Assets:
Beginning of year	1,978,119,630	3,730,386,703
End of year	$745,454,246	$1,978,119,630
Undistributed net investment income and accumulated net investment loss, respectively	$110,738	$(405,410)

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

See notes to financial statements.

Annual Report to Shareholders	25

Financial Highlights

Legg Mason Special Investment Trust, Inc.

Class A:

	Period Ended March 31,
	2009A
Net asset value, beginning of period	$14.84
Investment operations:
Net investment income	.01	B
Net realized and unrealized loss	(.32)
Total from investment operations	(.31)
Net asset value, end of period	$14.53
Total return†	(2.09)%
Ratios to Average Net Assets:C
Total expenses	1.14	%D
Expenses net of waivers and/or expense reimbursements, if any	1.13	%D
Expenses net of all reductions	1.13	%D
Net investment income	.43%
Supplemental Data:
Portfolio turnover rate	77.9%
Net assets, end of period (in thousands)	$24,329

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	Computed using average daily shares outstanding.

C	Annualized.

D

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

†	Performance figures, exclusive of sale charge, may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Special Investment Trust, Inc.

Class CA:

	Years Ended March 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$25.03		$40.81		$47.78		$43.93	$46.06
Investment operations:
Net investment loss	(.02	)B	(.37	)B	(.54	)B	(.61)	(.60)
Net realized and unrealized gain/(loss)	(10.49)		(10.18)		2.25		10.23	2.16
Total from investment operations	(10.51)		(10.55)		1.71		9.62	1.56
Distributions from:
Net realized gain on investments	—		(5.23)		(8.68)		(5.77)	(3.69)
Total distributions	—		(5.23)		(8.68)		(5.77)	(3.69)
Net asset value, end of year	$14.52		$25.03		$40.81		$47.78	$43.93
Total return†	(41.99)%		(29.38)%		5.49%		22.79%	3.23%
Ratios to Average Net Assets:
Total expensesC	1.82%		1.77%		1.78%		1.76%	1.76%
Expenses net of waivers and/or expense reimbursements, if anyC	1.81%		1.76%		1.78%		1.76%	1.76%
Expenses net of all reductionsC	1.81%		1.76%		1.77%		1.76%	1.76%
Net investment loss	(.09)%		(1.00)%		(1.31)%		(1.39)%	(1.37)%
Supplemental Data:
Portfolio turnover rate	77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of year (in thousands)	$611,440		$1,735,036		$3,372,771		$3,800,486	$3,366,869

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

B	Computed using average daily shares outstanding.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

†	Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See notes to financial statements.

Annual Report to Shareholders	27

Class R:

	Years Ended March 31,
	2009		2008		2007A
Net asset value, beginning of year	$31.57		$49.86		$47.76
Investment operations:
Net investment income/(loss)	.08	B	(.12	)B	(.10	)B
Net realized and unrealized gain/(loss)	(13.27)		(12.94)		2.20
Total from investment operations	(13.19)		(13.06)		2.10
Distributions from:
Net realized gain on investments	—		(5.23)		—
Total distributions	—		(5.23)		—
Net asset value, end of year	$18.38		$31.57		$49.86
Total return†	(41.78)%		(29.07)%		4.40%
Ratios to Average Net Assets:
Total expensesC	1.47%		1.36%		10.37	%D
Expenses net of waivers and/or expense reimbursements, if anyC	1.46%		1.35%		1.22	%D
Expenses net of all reductionsC	1.46%		1.35%		1.22	%D
Net investment income (loss)	.29%		(.29)%		(.91	)%D
Supplemental Data:
Portfolio turnover rate	77.9%		51.3%		36.4%
Net assets, end of year (in thousands)	$9,242		$17,296		$520

A	For the period December 28, 2006 (commencement of operations) to March 31, 2007.

B	Computed using average daily shares outstanding.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

D	Annualized.

†	Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

See notes to financial statements.

28	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Special Investment Trust, Inc.

Financial Intermediary Class:

	Years Ended March 31,
	2009		2008		2007		2006	2005A
Net asset value, beginning of year	$31.68		$49.88		$55.99		$50.25	$48.25
Investment operations:
Net investment income/(loss)	.14	B	(.13	)B	(.27	)B	(.28)	(.21)
Net realized and unrealized gain/(loss)	(13.33)		(12.84)		2.84		11.79	5.40
Total from investment operations	(13.19)		(12.97)		2.57		11.51	5.19
Distributions from:
Net realized gain on investments	—		(5.23)		(8.68)		(5.77)	(3.19)
Total distributions	—		(5.23)		(8.68)		(5.77)	(3.19)
Net asset value, end of year	$18.49		$31.68		$49.88		$55.99	$50.25
Total return†	(41.63)%		(28.87)%		6.28%		23.75%	10.59%
Ratios to Average Net Assets:
Total expensesC	1.21%		1.04%		1.01%		.99%	1.05	%D
Expenses net of waivers and/or expense reimbursements, if anyC	1.20%		1.03%		1.00%		.99%	1.05	%D
Expenses net of all reductionsC	1.20%		1.03%		1.00%		.99%	1.05	%D
Net investment income (loss)	.49%		(.28)%		(.54)%		(.62)%	(.66	)%D
Supplemental Data:
Portfolio turnover rate	77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of year (in thousands)	$7,193		$25,924		$64,892		$76,619	$16,987

A	For the period July 30, 2004 (commencement of operations) to March 31, 2005.

B	Computed using average daily shares outstanding.

C

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and or expense reimbursements.

D	Annualized.

†	Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for period of less than one year are not annualized.

See notes to financial statements.

Annual Report to Shareholders	29

Institutional Class:

	Years Ended March 31,
	2009		2008		2007		2006	2005
Net asset value, beginning of year	$32.13		$50.35		$56.29		$50.36	$51.76
Investment operations:
Net investment income/(loss)	.27	A	.03	A	(.13	)A	(.17)	(.15)
Net realized and unrealized gain/(loss)	(13.56)		(13.02)		2.87		11.87	2.44
Total from investment operations	(13.29)		(12.99)		2.74		11.70	2.29
Distributions from:
Net realized gain on investments	—		(5.23)		(8.68)		(5.77)	(3.69)
Total distributions	—		(5.23)		(8.68)		(5.77)	(3.69)
Net asset value, end of year	$18.84		$32.13		$50.35		$56.29	$50.36
Total return†	(41.36)%		(28.62)%		6.58%		24.09%	4.30%
Ratios to Average Net Assets:
Total expensesB	.79%		.72%		.73%		.72%	.73%
Expenses net of waivers and/or expense reimbursements, if anyB	.78%		.72%		.72%		.71%	.73%
Expenses net of all reductionsB	.78%		.72%		.72%		.71%	.73%
Net investment income (loss)	.98%		.07%		(.27)%		(.35)%	(.33)%
Supplemental Data:
Portfolio turnover rate	77.9%		51.3%		36.4%		37.9%	17.7%
Net assets, end of year (in thousands)	$93,250		$199,864		$292,204		$328,071	$208,331

A	Computed using average daily shares outstanding.

B

Total expenses reflects operating expenses prior to any voluntary expense waivers, expense reimbursements and/or compensating balance credits. Expenses net of waivers and/or expense reimbursements reflects total expenses before compensating balance credits but net of any voluntary expense waivers and/or expense reimbursements. Expenses net of all reductions reflects expenses less any compensating balance credits, voluntary expense waivers and/or expense reimbursements.

†	Performance figures may reflect compensating balance credits, fee waivers and/or expense reimbursements. In the absence of compensating balance credits, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

See notes to financial statements.

30	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Special Investment Trust, Inc.

1.  Organization and Significant Accounting Policies:

Legg Mason Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified investment company.

The Fund offers five classes of shares: Class A, Class C (formerly known as Primary Class), Class R, Financial Intermediary Class and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged on Class A, Class C, Class R and Financial Intermediary Class. Transfer agent and shareholder servicing expenses are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective April 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are

Annual Report to Shareholders	31

determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	March 31, 2009	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$745,299,285	$698,352,810	$26,946,462	$20,000,013

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of March 31, 2008	—
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$20,000,013
Transfers in and/or out of Level 3	—

Balance as of March 31, 2009	$20,000,013

Net unrealized appreciation (depreciation) for investments in securities still held at the reporting date	—

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2009, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$1,049,778,962	$1,648,338,463

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in the realized gain/(loss) on investment transactions. During the year ended March 31, 2009, the Fund did not receive any commission rebates.

Annual Report to Shareholders	33

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Dividends from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with GAAP. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Foreign Taxes

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the Fund and withheld from dividend and interest income.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.  Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute

34	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of March 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
A	$(29,301)	$29,301

A	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

Distributions to Shareholders:

The tax character of distributions paid during the periods ended March 31, was as follows:

	2009	2008
Distributions Paid From:
Net Long-term Capital Gains	—	$444,289,226

Annual Report to Shareholders	35

Accumulated Earnings on a Tax Basis:

As of March 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$326,098
Capital Loss Carryforward*	$(151,721,525)
Other book/tax temporary differences	(288,320,261	)A
Unrealized appreciation/(depreciation)	(328,413,036	)B

Total accumulated earnings/(losses) — net	$(768,128,724)

*	As of March 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
03/31/2017	$(151,721,525)

This	amount will be available to offset any future taxable capital gains.

A

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

B	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Tax Cost of Investments:

As of March 31, 2009, the aggregate cost of investments for federal income tax purposes was $1,073,712,302.

3.  Transactions With Affiliates:

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Advisory Fee	Net Asset Breakpoint
0.70%	on the first $1 billion of net assets
0.68%	on next $1 billion of net assets
0.65%	on next $3 billion of net assets
0.62%	on next $5 billion of net assets
0.59%	on net assets exceeding $10 billion

The Fund’s agreement with LMCM provides that expense waivers and/or expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. For the year ended March 31, 2009, LMCM waived and/or reimbursed the Fund $141,525 for these expenses.

36	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under a sub-administration agreement with LMCM. For LMFA’s services to the Fund, LMCM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s distributor. LMIS receives an annual distribution fee and/or service fee, based on the Fund’s Class A’s, Class C’s, Class R’s and Financial Intermediary Class’s average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Class AA	—	0.25%
Class CB	0.75%	0.25%
Class RC	0.25%	0.25%
Financial Intermediary ClassC	—	0.25%

A	For the period beginning February 3, 2009 (commencement of operations).

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

C

The Rule 12B-1 plans for Class R and the Financial Intermediary Class of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

There is a maximum initial sales charge of 5.75% for Class A shares. In addition, on February 1, 2009, Class C shares began to charge a contingent deferred sales charge (“CDSC”) of 1.00% for shares bought by investors on or after that date, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies to certain in redemptions made within 12 months following purchases of $1,000,000 or more without an initial sales charge.

For the year ended March 31, 2009, LMIS and its affiliates received sales charges of approximately $200 on sales of the Fund’s Class A shares. In addition, for the year ended March 31, 2009, CDSCs paid to LMIS and its affiliates were approximately $300 on Class C shares.

LMCM, LMFA and LMIS are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be invested. Deferred fees remain invested in certain funds until distributed in accordance with the Plan.

Annual Report to Shareholders	37

4.  Transactions With Affiliated Companies:

An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended March 31, 2009:

	Affiliate Value at 3/31/08	Purchased		Sold		Dividend Income	Affiliate Value at 3/31/09	Realized Gain/(Loss)
		Cost	Shares	Cost	Shares
Alkermes Inc.A	$59,400,000	—	—	$56,030,027	3,550,000	—	—	$(9,053,002)
BG Medicine Inc.B	—	$10,000,003	1,538,462	—	—	—	$10,000,003	—
Cell Genysis Inc.A	10,575,000	1,791,807	600,000	43,340,183	5,100,000	—	—	(41,326,428)
Chimera Investment Corp.A	33,210,000	2,898,017	550,000	15,000,000	1,000,000	$984,000	—	(11,516,613)
CNET Networks Inc.A	71,000,000	—	—	47,557,594	10,000,000	—	—	64,485,858
Collective Brands Inc.A	44,844,000	—	—	75,025,266	3,700,000	—	—	(16,796,089)
Downey Financial Corp.A	40,436,000	—	—	76,543,302	2,200,000	276,984	—	(71,708,431)
Energy Conversion Devices Inc.A	74,750,000	—	—	78,831,825	2,500,000	—	—	48,773,394
Evergreen Solar Inc.A	56,468,205	8,119,281	1,500,000	65,087,330	7,591,500	—	—	(15,497,078)
Hatteras Financial Corp.A	61,682,400	24,161,831	1,204,900	45,814,942	2,275,000	7,387,110	—	2,998,117
Super Dimension -PreferredB	—	10,000,010	466,636	—	—	—	10,000,010	—
Syncora Holdings LTDB	—	10,386,148	4,202,041	11,826,330	967,810	—	1,050,510	(11,272,486)

	$452,365,605	$67,357,097		$515,056,799		$8,648,094	$21,050,523	$(60,912,758)

A	This security is no longer an affiliated company.

B

This security did not have affiliated status at March 31, 2008 because the Fund owned less than 5% of the company’s voting shares. Shares purchased during the period ended March 31, 2009 have resulted in the recognition as an affiliated company.

38	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Special Investment Trust, Inc. — Continued

5.  Line of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended March 31, 2009.

6.  Fund Share Transactions:

At March 31, 2009, there were 100,000,000 shares authorized at $.001 par value for Class A, 200,000,000 shares authorized at $.001 par value for Class C, 500,000,000 shares authorized at $.001 par value for Class R, 100,000,000 shares authorized at $.001 par value for Financial Intermediary Class, and 50,000,000 shares authorized at $.001 par value for the Institutional Class of the Fund. Share transactions were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Class AA
Shares sold	2,019,760	$30,009,013	—	—
Shares repurchased	(345,266)	(4,835,328)	—	—

Net Increase	1,674,494	$25,173,685	—	—

Class CB
Shares sold	4,496,682	$96,382,321	4,155,059	$152,795,473
Shares issued on reinvestment	—	—	10,825,177	387,702,191
Shares repurchased	(31,715,877)	(672,400,068)	(28,305,755)	(955,294,866)

Net Decrease	(27,219,195)	$(576,017,747)	(13,325,519)	$(414,797,202)

Class R
Shares sold	300,143	$9,590,772	673,849	$29,354,726
Shares issued on reinvestment	—	—	26,412	1,097,603
Shares repurchased	(345,155)	(10,563,300)	(162,816)	(5,861,781)

Net Increase (Decrease)	(45,012)	$(972,528)	537,445	$24,590,548

A	For the period February 3, 2009 (commencement of operations) to March 31, 2009.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.

Annual Report to Shareholders	39

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount
Financial Intermediary Class
Shares sold	135,484	$3,344,181	358,648	$16,548,055
Shares issued on reinvestment	—	—	152,258	6,788,535
Shares repurchased	(564,683)	(15,403,149)	(993,558)	(38,110,753)

Net Decrease	(429,199)	$(12,058,968)	(482,652)	$(14,774,163)

Institutional Class
Shares sold	1,419,517	$38,558,340	1,624,168	$74,139,593
Shares issued on reinvestment	—	—	689,576	31,082,427
Shares repurchased	(2,689,818)	(72,625,242)	(1,897,031)	(78,708,760)

Net Increase (Decrease)	(1,270,301)	$(34,066,902)	416,713	$26,513,260

7.  Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

40	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Legg Mason Special Investment Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Special Investment Trust, Inc. (the “Fund”) at March 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 19, 2009

Annual Report to Shareholders	41

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, Attn: Fund Secretary, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORSB:
Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996- 2001).
Lehman, Arnold L. (1944) Lead Independent Director	Since 1985	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979- 1997).
Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/ Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities Fund plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).
McGovern, Jill E. (1944) Director	Since 1989	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993-2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

42	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).
O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre-school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Rowan, S. Ford (1943) Director	Since 2002	14	None

Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professional Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984-2007).

Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc.

President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials ) (1999 to 2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996 to 1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984 to 1996).

Annual Report to Shareholders	43

Name (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORSC
Fetting, Mark R. (1954) Chairman and Director	Director since 2002 and Chairman since 2008	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991- 2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.
Odenath, David (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (2002-2008); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (2003-2008) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (2003-2008) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999- 2003) of PI; Senior Vice President (1999-2003) of Prudential; formerly Senior Vice President (1993-1999) of PaineWebber Group, Inc.

44	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:
Gerken, R. Jay (1951) Vice President	Since 2009	N/A	N/A	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).
Ozsolak, Kaprel (1965) Chief Financial Officer and Treasurer	Since 2009	N/A	N/A	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)
Frenkel, Robert I (1954) Secretary and Chief Legal Officer	Since 2009	N/A	N/A	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

Annual Report to Shareholders	45

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director	Principal Occupation(s) During the Past Five Years
Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	N/A	N/A	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Funds and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE (http://www.sec.gov).

A

Officers of the Corporation are elected annually to serve until their successors are elected and qualified. Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Fund’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

46	Annual Report to Shareholders

Board Consideration of Legg Mason Special Investment Trust, Inc.’s Investment Advisory and Management Agreement

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (the “Agreement”) between Legg Mason Capital Management, Inc. (the “Adviser”) and Legg Mason Special Investment Trust, Inc. (“Special Investment Trust”). In voting to approve the continuation of the Agreement, the Board considered whether continuance would be in the best interest of Special Investment Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreement and the overall fairness of the Agreement to Special Investment Trust. In considering the Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of the Agreement are reasonable and fair and that the continuation of the Agreement is in the best interest of Special Investment Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of the Agreement. As part of the process to consider the Agreement, legal counsel to Special Investment Trust requested certain information from the Adviser on behalf of the Independent Directors, and in response, the Adviser provided an extensive report that addressed specific factors designed to inform the Board’s consideration of the Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of the Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to the Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of the Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio manager of Special Investment Trust or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Adviser and its personnel and the Board members’ familiarity with the Adviser’s culture and the manner in which it has sought to strengthen and enhance itself.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Adviser’s personnel and its efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Special Investment Trust’s returns to the average of an appropriate Lipper category, a specified

Annual Report to Shareholders	47

benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board considered very carefully Special Investment Trust’s performance and discussed with the Adviser steps that the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Adviser. The Board also considered the level of service provided by the Adviser and its affiliates to Special Investment Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Special Investment Trust. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of the Agreement are reasonable and fair, the Board considered the terms and fee structure of the Agreement. In that connection, the Board considered the costs to the Adviser in providing services to Special Investment Trust and profitability for the Adviser and its affiliates from their overall association with Special Investment Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Special Investment Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Adviser in providing services to Special Investment Trust were shared with Special Investment Trust, the Board noted that Special Investment Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase and that during the Board’s discussion of the Agreement the Adviser offered, and the Board agreed, to add additional breakpoint reductions to the contractual fee schedule. The Board also compared Special Investment Trust’s advisory fee schedule to the advisory fees charged by the Adviser to its other accounts managed in a similar style. In that connection, the Board considered the differences in the level of services provided and the differences in responsibility of the Adviser to Special Investment Trust and to the other accounts. Finally, the Board considered other benefits accruing to the Adviser and its affiliates by virtue of their relationship to Special Investment Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of the Agreement is in the best interest of Special Investment Trust.

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

R. Jay Gerken, Vice President

Kaprel Ozsolak, Chief Financial Officer and Treasurer

Robert Frenkel, Secretary and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Batterymarch U.S. Small Capitalization     Equity Portfolio

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds For A and C Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 800-822-5544 www.leggmason.com/individualinvestors	Legg Mason Funds For R, FI and I Class Shareholders P.O. Box 55214 Boston, MA 02205-8504 888-425-6432 www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-285/A (5/09)/SR09-817

Item 2.  Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Special Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

	•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

• Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

• Compliance with applicable governmental laws, rules and regulations;

• Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

• Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert

(a)	(1) The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2) The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2008 – $26,250 Fiscal Year Ended March 31, 2009 – $38,140

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended March 31, 2008 – $2,400

Fiscal Year Ended March 31, 2009 – $2,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1) The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

(2) There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP Fiscal Year Ended March 31, 2008 – $1,249,000 Fiscal Year Ended March 31, 2009 – $589,500

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.  Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.  Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	File the exhibits listed below as part of this Form.

(1) The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2) Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Special Investment Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Special Investment Trust, Inc.
Date: June 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Special Investment Trust, Inc.
Date: June 4, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer and Treasurer, Legg Mason Special Investment Trust, Inc.
Date: June 4, 2009